EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of First Financial Service Corporation (the “Corporation”) on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

1.                                       The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and;

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation;

Date: May 9, 2005	By:	/s/ B. Keith Johnson
B. Keith Johnson
President and Chief Executive Officer

Date: May 9, 2005	By:	/s/ Gregory Schreacke
Gregory Schreacke
Chief Financial Officer
Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.